Exhibit 10.6

Certain confidential information contained in this exhibit have been omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b)(10) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from this exhibit because it is: (i) not material; and (ii) the registrant treats such information as private or confidential.

Execution Copy

FIRST AMENDMENT TO LICENSE AGREEMENT BETWEEN NOVAN, INC. AND SATO PHARMACEUTICAL CO., LTD.

This First Amendment to the License Agreement (the “Amendment”) is made and entered into as of January 12, 2017 (the “Amendment Effective Date”) by and between Novan, Inc., a Delaware corporation having an address at 4105 Hopson Road, Morrisville, North Carolina 27560, USA (“Novan”) and Sato Pharmaceutical Co., Ltd., a Japanese corporation having an address at 1-5-27, Moto-Akasaka, Minato-ku, Tokyo 107-0051, Japan (“Sato”), and amends that certain License Agreement between Novan and Sato, dated as of January 12, 2017 (the “Agreement”).

RECITALS

WHEREAS, Novan and Sato are parties to the Agreement; and

WHEREAS, Novan and Sato desire to amend certain payment terms and conditions of the Agreement as provided below.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereto agree as follows:

AGREEMENT

1.	Defined Terms. All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

2.	Section 14.1. Section 14.1 shall be amended and restated in its entirety to read as follows:

14.1Payments.  In consideration of the licenses and other rights granted to Sato herein, Sato shall pay to Novan the following one-time, lump sum payments on occurrence of the corresponding events.

UPFRONT PAYMENT (the “Upfront Payment”)

Upon the Effective Date	1.25 billion JPY

DEVELOPMENT MILESTONE PAYMENTS

Upon [***]	[***]
Upon [***]	[***]
Upon [***]	[***]
Upon [***]	[***]
Upon [***]	[***]

SALES MILESTONE PAYMENTS

One-time sales milestone payments shall be made by Sato to Novan upon the first achievement of each of the following annual Net Sales milestones:

Annual Net Sales of [***]	[***]
Annual Net Sales of [***]	[***]
Annual Net Sales of [***]	[***]

For avoidance of doubt, if two or more of the foregoing milestones shall be achieved in the same calendar year, the payments corresponding to each such milestone shall be payable to Novan with respect to such calendar year.

3.	Section 14.3. Section 14.3 shall be amended and restated in its entirety to read as follows:

14.3Notification.  Sato shall notify Novan of the achievement of each of the development milestones set forth in Section 14.1 within [***] of its achievement, and each of the sales milestones set forth in Section 14.1 within [***] after Sato closes its books for the relevant annual period in which such sales milestone payment becomes due.  All payments under Section 14.1 shall be made within [***] after Sato receives the relevant invoice from Novan, except that the Upfront Payment due pursuant to Section 14.1 shall be made within [***] after the Effective Date.  All payments under Section 14.1 shall be made without setoff or deduction of any kind, other than pursuant to [***].

4.	Effective Date. This Amendment is effective as of the Amendment Effective Date immediately after the Agreement becomes effective (the “Effective Time”), and the terms and conditions of this Amendment shall govern after such Effective Time.

5.	Reaffirmation of Other Terms and Conditions. The Agreement shall remain in full force and effect, as amended hereby, and as so amended, the Parties hereby reaffirm their respective rights and obligations thereunder.

6.	The Parties may execute this Amendment in multiple counterparts, each of which shall be an original and all of which together shall constitute, together with the Agreement, one legal instrument.

IN WITNESS WHEREOF, the Parties have signed and delivered this Amendment as of the date first written above.

Novan, Inc.		Sato Pharmaceutical Co., Ltd.

/s/ Nathan Stasko		/s/ Seiichi Sato

By:	Nathan Stasko, President and CEO	By:	Seiichi Sato, President and CEO

Date: January 12, 2017		Date: January 12, 2017